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                                                                  Exhibit 10.2



                                 APPOLLON, INC.

                     1997 NON-QUALIFIED STOCK OPTION PLAN


                                    ARTICLE I

                                     Purpose


     The purpose of the 1997 Non-Qualified Stock Option Plan (the "Plan") is to enable Apollon, Inc. (the "Company") to attract and retain employees, officers and directors of, and consultants to, the Company and to promote the identification of such persons' interests with those of the Company's shareholders.


                                    ARTICLE II

                                    Definitions


     For purposes of the Plan, the following terms shall have the following meanings:

     2.1 "Administrator" shall mean the Board or, if the Board has delegated its responsibility to administer the Plan pursuant to Section 3.1 hereof, the Committee.

     2.2  "Board" shall mean the Board of Directors of the Company.

     2.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.4  "Committee" shall mean the Compensation Committee of the Board.

     2.5 "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

     2.6 "Disability" shall mean a disability that results in an Optionee's Termination of Employment, as determined in good faith by the Administrator.

    2.7 "Effective Date" shall mean the date on which the Plan is approved by the Board.


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     2.8  "Eligible Person" shall mean (i) any employee or officer of the
Company or any parent or subsidiary of the Company, (ii) any director of the Company or (iii) any consultant to the Company.

     2.9 "Fair Market Value" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the average of the high and low sales prices of a share of Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or traded on any such exchange, The Nasdaq Stock Market ("Nasdaq"), or , if such sales prices are not available, the average of the bid and asked prices per share reported on Nasdaq, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

     2.10 "Optionee" shall mean an individual to whom a Stock Option has been granted under the Plan.

     2.11 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI hereof.

     2.12 "Termination of Employment" shall mean (i) in the case of an Optionee who is an employee or officer, the termination of such Optionee's employment with the Company and all of its subsidiaries for reasons other than military or personal leave of absence granted by the Company, (ii) in the case of an Optionee who is a director of the Company, such Optionee's ceasing to be a member of the Board, and (iii) in the case of an Optionee who is a consultant, the termination of such Optionee's consulting relationship with the Company.



                                  ARTICLE III

                                Administration

     3.1 Administration. The Plan shall be administered and interpreted by the Board; provided, however, that the Board may delegate its administration responsibility to the Committee. The Administrator shall have full authority to grant, pursuant to the terms of the Plan, Stock Options to any Eligible Person. In particular, the Administrator shall have the authority: (a) to select the Eligible Persons to whom Stock Options may from time to time be granted; (b) to determine whether and to what extent Stock Options are to be granted to Eligible Persons; (c) to determine the number of shares of Common Stock to be covered by each Option granted pursuant to Article VI; and (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted under Article


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VI (including, but not limited to, the option price, the option term, installment exercise or waiting period provisions and provisions relating to the waiver or acceleration thereof).

     3.2 Guidelines. Subject to the express provisions of the Plan, the Administrator shall have the following authority: (i) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; (ii) to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and (iii) to otherwise supervise the administration of the Plan. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Administrator under this Section 3.2 shall impair the rights of any Optionee without such person's consent, unless otherwise required by law.

     3.3 Decisions Final. Any decision, interpretation or other action made or taken in good faith by the Administrator arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, the Administrator, all officers, employees, directors and consultants, and their respective heirs, executors, administrators, successors and assigns.



                                   ARTICLE IV

                                Share Limitation


     4.1 Shares. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 200,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2 hereof), which may be either authorized and unissued shares of Common Stock or issued Common Stock that has been reacquired by the Company. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan.

     4.2 Changes. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares that may be issued under the Plan and the number of shares subject to, and the option price of, outstanding Options as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Option shall always be a whole number.

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                                    ARTICLE V

                                    Eligibility



     5.1 Eligible Persons. Options may be granted to any Eligible Person. Eligibility under the Plan shall be determined by the Administrator.


                                    ARTICLE VI

                             Grant of Stock Options



     6.1 Non-Qualified Options. All Stock Options granted to Eligible Persons under the Plan shall be non-qualified stock options (i.e., options that do not qualify as incentive stock options under Section 422 of the Code).

     6.2 Grants. The Administrator shall have the authority to grant one or more Stock Options to any Eligible Person, subject to the terms and conditions set forth herein.

     6.3 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

          (a) Stock Option Certificate. Each Stock Option shall be evidenced by, and subject to the terms of, a Stock Option Certificate executed by the Company. The Stock Option Certificate shall specify the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and the other terms and conditions applicable to the Stock Option.

          (b) Option Price. The option price per share of Common Stock purchasable upon exercise of a Stock Option shall be determined by the Administrator at the time of grant, but in no event shall be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

          (c) Option Term. The term of each Stock Option shall be fixed by the Administrator at the time of grant, but no Option shall be exercisable more than ten years after the date it is granted.

          (d) Exercisability. Stock Options shall become exercisable at such time or times and subject to such terms and conditions as shall be determined by the


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Administrator at the time of grant. The Administrator may waive any installment exercise or waiting period provisions, in whole or in part, at any time after the date of grant, based on such factors as the Administrator shall deem appropriate in its sole discretion.

          (e) Method of Exercise. Subject to such installment exercise and waiting period provisions as may be imposed by the Administrator, Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and the option price therefor. The notice of exercise shall be accompanied by payment in full of the option price and, if requested, by the representation described in
Section 9.2. The option price may be paid in cash or by check payable to the Company or in such other form as the Administrator deems acceptable. Unless otherwise determined by the Administrator, payment of the option price may be made in the form of Common Stock duly owned by the Optionee (and for which the Optionee has good title free and clear of any liens and encumbrances) or by reduction in the number of shares issuable upon such exercise, based, in either case, on the Fair Market Value of the Common Stock on the date of exercise. Upon payment in full of the option price and satisfaction of the other conditions provided herein, a stock certificate representing the number of shares of Common Stock to which the Optionee is entitled shall be issued and delivered to the Optionee. An Optionee shall not be deemed to be the holder of Common Stock, or to have the rights of a holder of Common Stock, with respect to shares subject to the Option, unless and until a stock certificate representing such shares of Common Stock is issued to such Optionee.

           (f) Death. Unless otherwise determined by the Administrator on or after the date of grant, upon an Optionee's Termination of Employment by reason of death, any Stock Option that was exercisable on the date of such Optionee's death may thereafter be exercised by the legal representative of the Optionee's estate for a period of one year after the date of death or until the expiration of the stated term of the Stock Option, whichever period is shorter, and any Stock Option not exercisable on the date of death shall be forfeited.

           (g) Disability. Unless otherwise determined by the Administrator on or after the date of grant, upon an Optionee's Termination of Employment by reason of Disability, any Stock Option that was exercisable on the date of Termination of Employment may thereafter by exercised by the Optionee for a period of one year after such date or until the expiration of the stated term of the Stock Option, whichever period is shorter, and any Stock Option not exercisable on the date of Termination of Employment shall be forfeited; provided, however, that if the Optionee dies during such one-year period, any unexercised Stock Options may be exercised by the legal representative of the Optionee's estate for a period of one year after the date of the Optionee's death or until the expiration of the stated term of the Stock Option, whichever period is shorter.


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            (h) Other Termination. Unless otherwise determined by the
Administrator on or after the date of grant, in the event of an Optionee's Termination of Employment for any reason other than death or Disability, any Stock Option that was exercisable on the date of Termination of Employment may thereafter be exercised by the Optionee for a period of three months after such date or until the expiration of the stated term of the Stock Option, whichever period is shorter, and any Stock Option not exercisable on the date of Termination of Employment shall be forfeited.

            (i) Committee Discretion. Notwithstanding any other provision of this Plan, the Administrator may, in its sole discretion, accelerate the exercisability of any outstanding Stock Option and/or extend the post-termination exercise periods set forth in subsections (f), (g) and (h) of this Section 6.3, provided that such post-termination exercise period may not be extended beyond the expiration of the stated term of such Stock Option.

            (j) Non-Transferability of option. No Stock Option shall be transferable by an Optionee otherwise than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Option, and all Stock Options shall be exercisable, during an Optionee's lifetime, only by the Optionee.


                                  ARTICLE VII

                            Termination or Amendment


      7.1 Termination or Amendment of the plan. The Board may at any time amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article IX); provided, however, that, unless otherwise required by law, the rights of an Optionee with respect to Options granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Optionee and, provided further, that the Company will submit an amendment to the Company's shareholders for their approval if such approval is necessary to comply with the Code, Federal or state securities laws or other applicable rules or regulations.

     7.2 Amendment of Options. The Administrator may amend the terms of any Stock Options theretofore granted, prospectively or retroactively, but, subject to Article IV, no such amendment or other action by the Administrator shall impair the rights of any Optionee without the Optionee's consent.

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                                 ARTICLE VIII

                                 Unfunded Plan


     8.1 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to an Optionee by the Company, nothing contained herein shall give any such individual any rights that are greater than those of a general creditor of the Company.


                                  ARTICLE IX

                              General Provisions


     9.1 Nonassignment. Except as otherwise provided in the Plan, Options granted hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such Option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Option and the rights and privileges conferred thereby shall immediately terminate and the Option shall immediately be forfeited to the Company.

     9.2   Legend.

            (a) The Administrator may require each person purchasing shares upon exercise of an Option to represent to the Company in writing that the Optionee is acquiring the shares without a view to distribution thereof. The stock certificates representing such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

            (b) All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or traded on Nasdaq, any applicable Federal or state securities law, and any applicable corporate law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     9.3 No Rights as a Shareholder. The recipient of any Option under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder of the

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Company unless and until options are exercised and shares of Common Stock are delivered to him.

     9.4 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     9.5 No Right to Continue Relationship. Neither the Plan nor the grant of any Option under the Plan shall confer upon any person any right to continue as an employee, consultant or director of the Company, or limit the right of the Company to terminate any Optionee's employment or consulting relationship with the Company at any time, or obligate the Company to nominate any director for reelection by the Company's shareholders.

     9.6 Withholding of Taxes. The Company shall have the right to reduce the number of shares of Common Stock otherwise deliverable upon exercise of an Option by an amount that would have a Fair Market Value equal to the amount of all Federal, state and local taxes required to be withheld, or to deduct the amount of such taxes from any cash payment otherwise to be made to the Optionee. In connection with such withholding, the Company may make such arrangements as are consistent with the Plan as it may deem appropriate.

     9.7  Listing and Other Conditions.

         (a) If the Common Stock is listed on a national securities exchange or Nasdaq, the issuance of any shares of Common Stock upon exercise of an Option shall be conditioned upon such shares being listed on such exchange or Nasdaq. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.

         (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock upon exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

        (c) Upon termination of any period of suspension under this Section 9.7, any Option affected by such suspension which shall not then have expired or terminated

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shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

     9.8 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     9.9 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     9.10 Liability of the Board. No member of the Board nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member of the Board or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

     9.11 Costs. The Company shall bear all expenses incurred in administering the Plan, including expenses of issuing Common Stock upon the exercise of Options.

     9.12 Severability. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

     9.13 Successors. The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

     9.14 Heading. Article and section headings contained in the Plan are included for convenience only and are not to be used in construing or interpreting the Plan.

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                                  ARTICLE X

                                Term of Plan

     10.1  Effective Date.  The Plan shall be effective as of the Effective
Date.

     10.2 Termination. Unless sooner terminated, the Plan shall terminate ten years after the Effective Date and no Options shall be granted thereafter. Termination of the Plan shall not affect Options granted before such date, which shall continue to be exercisable, in accordance with the terms of the Plan, after the Plan terminates.

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                                 APOLLON, INC.

                           STOCK OPTION CERTIFICATE

    This certifies that, pursuant to the Apollon, Inc. 1997 Non-Qualified Stock Option Plan, an option to purchase shares of Common Stock of Apollon, Inc. has been granted as follows:

    Name and Address
    of Optionee:



    Position of
    Optionee:



    Date of Grant:



    Type of Option:                    Non-Qualified



    Number of shares
    subject to Option:



    Exercise Price:



    Vesting Schedule:



    Expiration Date:

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    The option is subject to all the terms and conditions of the aforementioned Plan, a copy of which is attached to this certificate.

Date:                                  APOLLON, INC.


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                                       By:
                                       Title: